UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 26, 2016

PRAXAIR, INC.

(Exact name of registrant as specified in its charter)

DELAWARE

(State or Other jurisdiction of incorporation)

1-11037	06-124-9050
(Commission File Number)	(IRS Employer Identification No.)

39 OLD RIDGEBURY ROAD, DANBURY, CT	06810-5113
(Address of principal executive offices)	(Zip Code)

(203) 837-2000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07 Submission of Matters to a Vote of Security Holders

The Annual Meeting of Shareholders of Praxair, Inc. was held on April 26, 2016 (the “Annual Meeting”), at which shareholders voted upon the items set forth below. The total number of shares that were present or represented by proxy at the Annual Meeting was 253,285,246, which was 88.78% of the shares outstanding and entitled to vote and which constituted a quorum. The final voting results of the items submitted to a vote of the shareholders are set forth below.

Proposal 1

The eleven nominees for election as a director were elected to serve until the 2017 annual meeting of shareholders, and until his or her successor is elected and qualified. The vote results were as follows, with each nominee having received at least 95.07% of the votes cast for his or her election:

Director Nominees	Shares For	Shares Against	Shares Abstained	Broker Non-Votes	% of Votes Cast For
Stephen F. Angel	224,607,349	10,831,054	804,372	17,042,471	95.07
Oscar Bernardes	231,855,340	3,682,499	704,936	17,042,471	98.14
Nance K. Dicciani	231,020,376	4,972,706	249,693	17,042,471	97.79
Edward G. Galante	232,396,061	3,569,485	277,229	17,042,471	98.37
Ira D. Hall	233,165,380	2,794,351	283,044	17,042,471	98.70
Raymond W. LeBoeuf	230,198,684	5,710,674	333,417	17,042,471	97.44
Larry D. McVay	235,161,157	824,515	257,103	17,042,471	99.54
Denise L. Ramos	234,630,363	1,347,489	264,923	17,042,471	99.32
Martin H. Richenhagen	228,408,248	7,572,488	262,039	17,042,471	96.68
Wayne T. Smith	228,355,171	7,565,764	321,840	17,042,471	96.66
Robert L. Wood	233,177,240	2,787,025	278,510	17,042,471	98.70

Proposal 2

Shareholders ratified the appointment of PricewaterhouseCoopers LLP as the independent auditor, by the votes set forth below.

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
250,716,719	2,292,187	276,340	0
(98.99% of votes cast)	(0.90% of votes cast)

Proposal 3

Shareholders approved an advisory vote on Named Executive Officer Compensation, by the votes set forth below.

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
221,597,281	13,336,714	1,308,780	17,042,471
(93.80% of votes cast)	(5.65% of votes cast)

Proposal 4

Shareholders approved the material terms of performance goals under Praxair’s Section 162(m) plan, by the votes set forth below.

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
230,331,232	5,274,515	637,028	17,042,471
(97.50% of votes cast)	(2.23% of votes cast)

Proposal 5

Shareholders rejected a shareholder proposal regarding dividends and share repurchases, by the votes set forth below.

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
3,238,208	232,143,586	860,981	17,042,471
(1.37% of votes cast)	(98.26% of votes cast)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRAXAIR, INC.
Registrant

Date: April 27, 2016	By:	/s/ Guillermo Bichara
Guillermo Bichara
Vice President, General Counsel and Secretary